                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                      filed pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 4, 1994





                                 HONEYWELL INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-971                   41-0415010
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(State or other jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)



      Honeywell Plaza, Minneapolis, Minnesota                          55408
- - --------------------------------------------------------------------------------
     (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code     (612) 951-1000
                                                   -----------------------------


                                       N/A
- - --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



                                Page 1 of 4 Pages
                             Exhibit Index on Page 4

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Item 5. OTHER EVENTS.

          Honeywell Inc. (the "Company") has entered into a Distribution Agreement with Goldman, Sachs & Co., Chase Securities, Inc., Dillon, Read & Co. Inc. and J.P. Morgan Securities Inc. for the public offering of up to $500,000,000 aggregate initial public offering price of its Medium-Term Notes, Series A (the "Notes") to be issued pursuant to the Indenture dated as of August 1, 1994 (the "Indenture") between the Company and The Chase Manhattan Bank (National Association), as Trustee, and the Officers' Certificate and Company Order dated August 4, 1994, pursuant to Sections 201, 301 and 303 of the Indenture. The Notes have be registered under the Securities Act of 1933, as amended, by registration statement on Form S-3, File No. 33-62300.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     1.1 Form of Distribution Agreement among the Company and Goldman, Sachs & Co., Chase Securities, Inc., Dillon, Read & Co. Inc. and J.P. Morgan Securities Inc., as Agents.

     4.1 Indenture dated as of August 1, 1994 between the Company and The Chase Manhattan Bank (National Association), as Trustee.

     4.2 Officers' Certificate and Company Order dated August 4, 1994, pursuant to Sections 201, 301 and 303 of the Indenture (excluding exhibits thereto).

     4.3  Specimens of Notes:
          (a)  Global Fixed Rate Note;
          (b)  Global Floating Rate Note;
          (c)  Global Original Issue Discount Zero Coupon Note; and
          (d)  Global Original Issue Discount Fixed Rate Note.


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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 1994


                                        HONEYWELL INC.


                                        By /s/ Paul N. Saleh
                                           --------------------------------
                                        Paul N. Saleh
                                        Vice President & Treasurer


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                                INDEX TO EXHIBITS

(c)  EXHIBITS                                                           PAGE NO.

1.1  Distribution Agreement dated August 4, 1994 among the
     Company and Goldman, Sachs & Co., Chase Securities, Inc.,
     Dillon, Read & Co. Inc. and J.P. Morgan Securities Inc.,
     as Agents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4.1  Indenture dated as of August 1, 1994 between the Company and The Chase Manhattan Bank (National Association),
     as Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4.2  Officers' Certificate and Company Order dated
     August 4, 1994 pursuant to Sections 201, 301 and
     303 of the Indenture (excluding exhibits). . . . . . . . . . . . . .

4.3  Specimens of Notes:

     (a)  Global Fixed Rate Note. . . . . . . . . . . . . . . . . . . . .
     (b)  Global Floating Rate Note . . . . . . . . . . . . . . . . . . .
     (c)  Global Original Issue Discount Zero Coupon Note . . . . . . . .
     (d)  Global Original Issue Discount Fixed Rate Note. . . . . . . . .


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